UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
         OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO._________)

Check the appropriate box:


[ ]  Preliminary Information Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
       14c-5(d)(2)
[X]  Definitive Information Statement


                              INTERFACE E.COM, INC.
    ------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Chapter)

Payment of Filing Fee (Check the appropriate box)

     [X]  No fee required

     [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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INFORMATION STATEMENT         INTERFACE E.COM, INC.                       2 OF 4



                              INTERFACE E.COM, INC.
                             (a Nevada corporation)

                              INFORMATION STATEMENT
                Date first mailed to stockholders: August 16, 2000


                         1100 Melville Street, 6th Floor
                            Vancouver, B.C., V6E 4A6
                          (Principal Executive Offices)

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


ITEM 1.   INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A.

          a.   Introduction.

This Information Statement has been filed with the Securities and Exchange Commission and is being mailed or otherwise furnished to the registered stockholders of Interface in connection with the prior approval by the board of directors of Interface, and receipt by the board of approval by written consent of the holders of a majority of Interface's outstanding shares of common stock, of a resolution to,

          1. amend Article 1 of the Articles of Interface by changing the name of Interface to "ViaPay Limited", or, if the new name is unacceptable to the applicable regulators having jurisdiction over the affairs of Interface, to any such other name that is approved by the board of directors in its sole discretion; and

          2. amend Article IV of the Articles of Interface by increasing the authorized capital from 25,000,000 shares of common stock to 200,000,000 shares of common stock with a par value of $0.001 per share.

         (collectively, the "Amendments').

Section 320 of the Nevada Private Corporations Act and the By-laws of Interface provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent approving the action is signed by stockholders holding at least 51% of the voting power.

On July 17, 2000, the board of directors of Interface approved and recommended the Amendments. Subsequently, the holders of a majority of the voting power executed and delivered to Interface written consents approving the Amendments, in lieu of a meeting. Since the holders of the required majority of common stock have approved the Amendments, no proxies are being solicited with this Information Statement.

Interface has obtained all necessary corporate approvals in connection with the Amendments and your consent is not required and is not being solicited in connection with the approval of the Amendments. This Information Statement is furnished solely for the purpose of informing stockholders in the manner required under the Securities Exchange Act of 1934 of these corporate actions before they take effect.

The Amendments will not become effective until (i) 21 days from the date this Information Statement is first mailed to the stockholders, or, (ii) such later date as approved by the board of directors, in its sole discretion.


This Information Statement is dated August 16, 2000 and is first being mailed to stockholders on or about August 16, 2000


     b. Dissenters' Right of Appraisal.

Under Nevada General Corporate Law and the Articles and By-laws of Interface, holders of shares of common stock of Interface are not entitled to dissenters' appraisal rights in connection with the Amendments.

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INFORMATION STATEMENT         INTERFACE E.COM, INC.                       3 OF 4


     c.   Voting Securities and Principal Holders Thereof

As of July 17, 2000, there were 2,000,000 outstanding shares of common stock of Interface, each of which is entitled to one vote for the purpose of approving the Amendments. Stockholders of record at the close of business on July 17, 2000 (the date of the stockholders' written consent) were furnished copies of this Information Statement.

To the best knowledge of Interface, no person beneficially owned more than 5% of the common stock of Interface as at July 17, 2000.

The following table sets forth certain information, as of July 17, 2000, concerning the ownership of shares of common stock of Interface by the sole director and officer of Interface.

=====================================================================================================
(1)                     (2)                               (3)                         (4)
TITLE OF CLASS          NAME AND ADDRESS OF BENEFICIAL    AMOUNT AND NATURE OF        PERCENT
                        OWNER                             BENEFICIAL OWNER  [1]       OF CLASS [2]
-----------------------------------------------------------------------------------------------------
Common Stock            Feliberto Gurat, Jr.                         278                 0.014%
                        1331 Alberni Street, Suite 2002
                        Vancouver, B.C.,  V6E 4S1
-----------------------------------------------------------------------------------------------------
Common Stock            Directors and Executive                      278                 0.014%
                        Officers (as a group)
=====================================================================================================

[1] The listed beneficial owner has no right to acquire any shares within 60 days of the date of this Information Statement from options, warrants, rights, conversion privileges or similar obligations.
[2] Based on 2,000,000 shares of common stock issued and outstanding as of July 17, 2000.

On July 13, 2000, Jon S. Suk resigned as a director and as the president of Interface, James Y. Suk resigned as a director and as the secretary of Interface, and Debashis Roy resigned as director and as the treasurer of Interface. In their place, Feliberto Gurat, Jr. was appointed the sole director and the president, secretary and treasurer of Interface. As a result of this change in management, there was a change in control of Interface.

ITEM 2.  STATEMENT THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 3.  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO  MATTERS  TO  BE  ACTED
         UPON.

The board of directors approved the Amendments on July 17, 2000. At that time and as of the date of this Information Statement, the sole director and officer of Interface only owns 278 shares of common stock of Interface, which is not a substantial interest in the Amendments. As for the former directors and officers of Interface, they owned no shares at the time of the approval of the Amendments.

INFORMATION STATEMENT         INTERFACE E.COM, INC.                       4 OF 4


ITEM 4. PROPOSALS BY SECURITY HOLDERS.

Not applicable as no proposals submitted.





                                          BY ORDER OF THE BOARD OF DIRECTORS



Dated August 16, 2000                         /S/ FELIBERTO GURAT, JR.
                                            ---------------------------------
                                            FELIBERTO GURAT, JR. - PRESIDENT